Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 19, 2008

Neuberger Berman Focus Fund

Investor Class
Trust Class
Advisor Class

The following replaces the section entitled “Portfolio Managers” on page 6 of the Advisor Class Prospectus, on page 12 of the Investor Class Prospectus and on page 6 of the Trust Class Prospectus:

Portfolio Manager

David Levine, CFA is a Vice President of Neuberger Berman Management LLC and a Senior Vice President of Neuberger Berman, LLC. He has been a Portfolio Manager of the Fund since June 2008. He is a Portfolio Manager on the Large Cap Value team of Neuberger Berman, LLC. He joined Neuberger Berman in 1995.

Please see the Statement of Additional Information for additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Fund shares.

The date of this supplement is March 3, 2009.

NEUBERGER BERMAN
Neuberger Berman Management, LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

PROSPECTUS

DECEMBER 19, 2008
AS AMENDED MARCH 3, 2009

Neuberger Berman

Equity Funds

INSTITUTIONAL CLASS SHARES

Focus Fund
Guardian Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

E Q U I T Y F U N D S

Focus Fund	2
Guardian Fund	8

YO U R I N V E S T M E N T
Share Prices	15
Privileges and Ser vices	16
Distributions and Taxes	16
Maintaining Your Account	18
Market Timing Policy	24
Por tfolio Holdings Policy	24
Fund Structure	25

T H E S E   F U N D S :

•	are designed for investors with long-term goals in mind
•	offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
•	also offer the opportunity to diversify your portfolio with Funds that invest using a value or a growth approach, or a combination of the two
•

carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

•	are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency
•	normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management LLC” and the individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC© 2008 Neuberger Berman Management LLC. All rights reserved.

Neuberger Berman
Focus Fund
Ticker Symbol:

 G O A L   &   S T R AT E G Y

The Fund seeks long-term growth of capital.

To pursue this goal, the Fund invests in a highly concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.

Under normal market conditions, the Fund typically holds approximately 25-35 stocks. Because of the concentrated nature of its investment, the Fund typically will be substantially over-and under-weighted in certain economic sectors.

The Portfolio Manager looks for undervalued companies. Factors in identifying these firms may include above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a smaller number of stocks.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Value Investing

At any given time, there are companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. This happens when investors under-appreciate the business potential of these companies, or are distracted by transient or non- fundamental issues. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

2 Focus Fund

M A I N   R I S K S

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Because the Fund holds a limited number of stocks, the Fund typically will be substantially over- and under-weighted in certain economic sectors at any given time. Therefore, its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected.

To the extent that the Fund emphasizes a particular market capitalization, it takes on the associated risks. Mid- and small-cap stocks tend to be more volatile than large-cap stocks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes that market capitalization, it could perform worse than certain other funds.

The Fund is permitted to be non-diversified. This means that the percentage of the Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer increases the Fund’s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

With a value approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Other Risks

The Fund may use certain practices and invest in certain securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

3 Focus Fund

P E R F O R M A N C E

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*

1998	’99	’00	’01	’02	’03	’04	’05	’06	’07
13.24	26.02	12.42	-6.69	-36.41	64.89	5.00	0.00	12.41	6.54

Best quarter: Q4 ’98, 34.51%
Worst quarter: Q3 ’02, -31.87%
Year-to-date performance as of 9/30/2008: -17.86%
____________________________________________________________

Average Annual Total % Returns as of 12/31/2007*

	1 Year	5 Years	10 Years
Focus Fund
Return Before Taxes	6.54	15.70	7.04
Return After Taxes on
Distributions	3.56	14.07	5.46
Return After Taxes on
Distributions and
Sale of Fund Shares	8.05	13.71	5.75
S&P 500 Index	5.49	12.83	5.91

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Description:

The S&P 500 Index is an unmanaged index of U.S. stocks.
_________________________________________________

*	The above performance is that of the Focus Fund Investor Class. Because the Institutional Class has lower expenses, its performance typically would have been slightly better than that of the Investor Class.

  Performance Measures

The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

As a frame of reference, the table includes a broad-based market index. The Fund’s performance figures include all of its expenses; the index does not include costs of investment.

Because the Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007, its performance during those periods might have been different if current policies had been in effect.

4 Focus Fund

I N V E S T O R   E X P E N S E S

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None

Annual operating expenses (% of average net assets) These are deducted from Fund assets, so you pay them indirectly.

Management fees*	0.66
Distribution (12b-1) fees	None
Other expenses**	0.17
Total annual operating expenses	0.83
Minus: Expense reimbursement	0.08
Net expenses***	0.75

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$77	$240	$427	$999

*	“Management fees” includes investment management and administration fees.

**	“Other expenses” are based on estimated amounts for the current fiscal year and estimated net assets of $25,000,000.

***

Neuberger Berman Management LLC (“NBM”) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund through 8/31/2012 so that the total annual operating expenses of that class of the Fund are limited to 0.75% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Institutional Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.75% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

I N V E S T M E N T   M A N A G E R

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $196.97 billion in total assets (as of 9/30/2008) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2008, the management fees paid to the Manager were 0.51% of average net assets. T he Institutional Class of the Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Institutional Class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report dated February 2008.

5 Focus Fund

P O R T F O L I O   M A N A G E R

David Levine, CFA is a Vice President of Neuberger Berman Management LLC and a Senior Vice President of Neuberger Berman, LLC. He has been a Portfolio Manager of the Fund since June 2008. He is a Portfolio Manager on the Large Cap Value team of Neuberger Berman, LLC. He joined Neuberger Berman in 1995.

Please see the Statement of Additional Information for additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of Fund shares.

6 Focus Fund

F I N A N C I A L H I G H L I G H T S

Year Ended August 31,	2004	2005	2006	2007	2008

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	32.28	31.96	37.21	34.30	32.79
Plus:	Income from investment operations
	Net investment income (loss)	0.08	0.21	0.13	0.15	0.15
	Net gains (losses) - realized and unrealized	(0.35)	5.12	2.24	3.33	(2.09)
	Subtotal: income from investment operations	(0.27)	5.33	2.37	3.48	(1.94)
Minus:	Distributions to shareholders
	Income dividends	0.05	0.08	0.24	0.15	0.16
	Capital gain distributions	-	-	5.04	4.84	5.91
	Subtotal: distributions to shareholders	0.05	0.08	5.28	4.99	6.07
Equals:	Share price (NAV) at end of year	31.96	37.21	34.30	32.79	24.78

Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income (loss) - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.

Net expenses - actual	0.85	0.87	0.87	0.87	0.88
Gross expenses(1)	0.86	0.87	0.87	0.87	0.89
Expenses(2)	0.86	0.87	0.88	0.88	0.89
Net investment income (loss) - actual	0.21	0.57	0.37	0.44	0.56

Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	(0.84)	16.69	7.00	10.71	(7.12)
Net assets at end of year (in millions of dollars)	1,198.9	1,185.4	1,093.1	1,018.6	795.6
Portfolio turnover rate (%)	27	19	41	53	90

The figures above are from the Focus Fund Investor Class. The figures above have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.

7 Focus Fund

Neuberger Berman
Guardian Fund
Ticker Symbol:

G O A L   &   S T R AT E G Y

The Fund seeks long-term growth of capital; current income is a secondary goal.

To pursue these goals, the Fund invests mainly in common stocks of mid- to large-capitalization companies. The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection. They seek to identify stocks in well-positioned businesses that they believe are undervalued in the market. They look for solid balance sheets, strong management teams with a track record of success, good cash flow, the prospect for above average earnings growth, and other valuation-related factors.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

While the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Mid- and Large-Cap Stocks

Mid-cap stocks have historically performed more like small-caps than like large-caps. Their prices can rise and fall substantially, although many have the potential to offer attractive long-term returns.

Large-cap companies are usually well established. Compared to mid-cap companies, they may be less responsive to change, but their returns have sometimes led those of mid-cap companies, often with lower volatility.

Foreign Stocks

There are many promising opportunities for investment outside the United States. Foreign markets often respond to different factors and therefore tend to follow cycles that are different from each other.

For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification. While foreign stock markets can be risky, investors gain an opportunity to add potential long-term growth.

Valuation Sensitive Investing

In addition to traditional value investing - i.e., looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures - we may also buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to our estimates. We look for these companies to rise in price as they outperform Wall Street’s expectations, because some aspects of the business have not been fully appreciated or appropriately priced by other investors.

8 Guardian Fund

M A I N   R I S K S

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

The Fund holds a relatively concentrated portfolio that may contain fewer securities than the portfolios of other mutual funds. Holding a relatively concentrated portfolio may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

To the extent that the Fund emphasizes mid- or large-cap stocks, it takes on the associated risks. Mid-cap stocks tend to be more volatile than large-cap stocks and are usually more sensitive to economic, political, regulatory and market factors. At any given time, one or both groups of stocks may be out of favor with investors.

With a valuation sensitive approach, there is also the risk that stocks may remain undervalued during a given period. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

The Fund may invest in international stock markets. The behavior of these markets is unpredictable, particularly in the short term. Although foreign stocks offer added diversification potential, world markets may all react in similar fashion to important economic or political developments.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks and they may also be less liquid.

In addition, investing in foreign stocks may also involve a greater risk for excessive trading due to “time-zone arbitrage”. If an event occurring after the close of a foreign market, but before the time the Fund computes its current net asset value, causes a change in the price of the foreign stock and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

9 Guardian Fund

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

Other Risks

The Fund may use certain practices and invest in certain securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holdings, the Fund increases its risk of loss.

When the Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

10 Guardian Fund

P E R F O R M A N C E

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year*
1998	'99	'00	'01	'02	'03	'04	'05	'06	'07
2.35	8.46	-1.86	-1.84	-25.75	35.14	16.06	8.44	13.48	7.61
Best quarter: Q4 '98, 23.12% Worst quarter: Q3 '98, -26.19% Year-to-date performance as of 9/30/2008: -16.10%

Average Annual Total % Returns as of 12/31/2007*

	1 Year	5 Years	10 Years
Guardian Fund
Return Before Taxes	7.61	15.74	5.13
Return After Taxes on
Distributions	5.69	15.04	3.44
Return After Taxes on
Distributions and
Sale of Fund Shares	7.44	13.84	3.77
S&P 500 Index	5.49	12.83	5.91

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Description:
The S&P 500 Index is an unmanaged index of U.S. stocks.
_________________________________________________

* The above performance is that of the Guardian Fund Investor Class. Because the Institutional Class has lower expenses, its performance typically would have been slightly better than that of the Investor Class.

Performance Measures

The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

As a frame of reference, the table includes a broad-based market index. The Fund’s performance figures include all of its expenses; the index does not include costs of investment.

Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

11 Guardian Fund

I N V E S T O R   E X P E N S E S

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None

Annual operating expenses (% of average net assets) These are deducted from Fund assets, so you pay them indirectly.

Management fees*	0.64
Distribution (12b-1) fees	None
Other expenses**	0.14
Total annual operating expenses	0.78
Minus: Expense reimbursement	0.02
Net expenses***	0.76

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$78	$243	$425	$958

*	“Management fees” includes investment management and administration fees.

**	“Other expenses” are based on estimated amounts for the current fiscal year and estimated net assets of $25,000,000.

***

Neuberger Berman Management LLC (“NBM”) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Institutional Class of the Fund through 8/31/2012 so that the total annual operating expenses of that class of the Fund are limited to 0.75% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Institutional Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 0.75% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

I N V E S T M E N T   M A N A G E R

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $196.97 billion in total assets (as of 9/30/2008) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2008, the management fees paid to the Manager were 0.49% of average net assets be fore reimbursements. The Institutional Class of the Fund will pay the Manager fees at the annual rate of 0.15% of average daily net assets for administrative services provided to the Institutional Class of the Fund.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report dated February 2008.

12 Guardian Fund

P O R T F O L I O   M A N A G E R S

Arthur Moretti is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. Mr. Moretti joined each firm in 2001 and has managed the Fund since December 2002. He was a portfolio manager and fund analyst at two other firms since 1991.

Ingrid S. Dyott is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. She has been an Associate Manager of the Fund since December 2003 and has been a Portfolio Manager at Neuberger Berman since 1997.

Sajjad S. Ladiwala is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. He has been an Associate Manager of the Fund since December 2003. He held various positions as a financial analyst at two other firms since 1994.

Mamundi Subhas, CFA is a Vice President of Neuberger Berman Management LLC and a Senior Vice President of Neuberger Berman, LLC. Mr. Subhas is an Associate Portfolio Manager on the Socially Responsive Equity Team. He joined the firm in 2001.

Please see the Statement of Additional Information for additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares.

13 Guardian Fund

F I N A N C I A L H I G H L I G H T S

Year Ended August 31,	2004	2005	2006	2007	2008

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	12.92	14.46	17.52	18.64	19.89
Plus:	Income from investment operations
	Net investment income	0.05	0.13	0.08	0.14	0.11
	Net gains (losses) - realized and unrealized	1.53	2.98	1.16	2.49	(1.05)
	Subtotal: income from investment operations	1.58	3.11	1.24	2.63	(0.94)
Minus:	Distributions to shareholders
	Income dividends	0.04	0.05	0.12	0.07	0.13
	Capital gain distributions	-	-	-	1.31	2.24
	Subtotal: distributions to shareholders	0.04	0.05	0.12	1.38	2.37
Equals:	Share price (NAV) at end of year	14.46	17.52	18.64	19.89	16.58

Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense offset arrangements and/or waiver had not been in effect.

Net expenses - actual	0.90	0.90	0.88	0.87	0.88
Gross expenses(1)	0.90	0.90	0.88	0.87	0.89
Expenses(2)	0.91	0.90	0.89	0.88	0.89
Net investment income - actual	0.35	0.83	0.47	0.69	0.59

Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)	12.24	21.52	7.09	14.48	(5.38)
Net assets at end of year (in millions of dollars)	1,300.6	1,415.2	1,417.0	1,441.6	1,252.9
Portfolio turnover rate (%)	25	20	34	20	42

The figures above are from the Guardian Fund Investor Class. The figures above have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Shows what this ratio would have been if there had been no waiver of a portion of investment management fees.

(2)	Shows what this ratio would have been if there had been no expense offset arrangements.

(3)	Would have been lower if Neuberger Berman Management LLC had not waived a portion of investment management fees.

14 Guardian Fund

Neuberger Berman
Your Investment

Institutional Class shares of the Funds are available through an investment provider or from Neuberger Berman Management LLC (see “Maintaining Your Account”)

•	S H A R E P R I C E S

Because Institutional Class shares of these Funds do not have a sales charge, the price you pay for each share of a Fund is the Fund’s net asset value per share. The Funds pay you the full share price when you sell shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The price of an Institutional Class share of a Fund is the total value of that Fund’s assets attributable to its Institutional Class shares minus its liabilities attributable to that class, divided by the total number of that Fund’s Institutional Class shares outstanding. Because the value of a Fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the Funds use market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

When a market price is not available or a Fund believes a reported market price for a security does not reflect the amount it would receive on a current sale of that security, the Fund may substitute for the market price a fair-value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation. A Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a Fund’s net asset

15 Your Investment

value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

•	P R I V I L E G E S A N D S E R V I C E S

If you purchase Institutional Class shares directly from Neuberger Berman Management LLC, you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more once you make an initial minimum investment of at least $5 million. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount - say, $100 a month - you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

•	D I S T R I B U T I O N S A N D TA X E S

Distributions — Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December).

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Institutional Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check, by electronic transfer to a designated bank account or invested in Institutional Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Institutional Class shares of a Fund or paid to you in cash.

16 Your Investment

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts (“IRAs”), Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax- free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares, on which the dividends are paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund, or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer

17 Your Investment

identification number to the Fund. Withholding at that rate also is required from each Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or from your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-366-6264.

If you use an investment provider, you must supply your signed taxpayer identification number form to it, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the Fund or paid to shareholders in cash.

Because of this, if you buy shares just before a Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from distributions.

•	M A I N T A I N I N G YO U R A C C O U N T

When you buy shares — Instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank. The minimum initial investment is $5 million.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed “accepted” when the Funds’ transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your

18 Your Investment

order is deemed “accepted” on the date you preselected on your SIP application for the systematic investments to occur.

When you sell shares — If you bought your shares from Neuberger Berman Management LLC, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed “accepted” when the Funds’ transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling shares in an account that you do not intend to close, remember to leave at least $5 million worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of the Fund’s shareholders as a whole.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares — You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

•	both accounts must have the same registration
•	you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved
•	because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Placing orders by telephone — Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

19 Your Investment

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

•	in unusual circumstances where the law allows additional time if needed
•	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

Other policies — Under certain circumstances, the Funds reserve the right to:

•	suspend the offering of shares
•	reject any exchange or purchase order
•	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
•	change, suspend, or revoke the exchange privilege
•	suspend the telephone order privilege
•	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
•	suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
•	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
•	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares of a Fund directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a Medallion signature guarantee.

20 Your Investment

Investment Providers

The Institutional Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of any of the Funds described in this prospectus.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares. See “When You Exchange Shares” for more information. In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates will pay additional compensation, out of their own resources and not as an expense of the Funds, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of each Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

21 Your Investment

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

B U Y I N G S H A R E S

Method	Things to know	Instructions

Sending us a check

Your first investment must be at least $5 million

We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:
   Neuberger Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
   Neuberger Berman Funds
   c/o State Street Bank and Trust
      Company
   30 Dan Road
   Canton, MA 02021

Wiring money	Your first investment must be at least $5 million

Before wiring any money, call 800-366-6264 for an order confirmation

Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund

All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed

Call 800-366-6264 to place your order

By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts	Call 800-366-6264 to notify us of your purchase Immediately follow up with a wire or electronic transfer

Setting up systematic investments	All investments must be at least $100 (in addition to an initial minimum investment of at least $5 million)	Call 800-366-6264 for instructions

22 Your Investment

S E L L I N G S H A R E S

Method	Things to know	Instructions

Sending us a letter

Unless you instruct us otherwise, we will mail
your proceeds by check to the address of record,
payable to the registered owner(s); checks will
not be forwarded

If you have designated a bank account on your
application, you can request that we wire the
proceeds to this account

You can also request that we send the proceeds
to your designated bank account by electronic
transfer (ACH)

You may need a Medallion signature guarantee

Please also supply us with your e-mail address
and daytime telephone number when you write to
us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:
     Neuberger Berman Funds
     Boston Service Center
     P.O. Box 8403
     Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:
     Neuberger Berman Funds
     c/o State Street Bank
          and Trust Company
     30 Dan Road
     Canton, MA 02021

Sending us a fax	Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-366-6264 to obtain the appropriate fax number

Calling in your order

Not available if you have declined the phone
option or are selling shares in certain retirement
accounts (The only exception is for those
retirement shareholders who are at least 59 ½ or
older and have their birthdates on file)

Not available if you have changed the address
on the account in the past 15 days

Call 800-366-6264 to place your order Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	Call 800-366-6264 to place your order

Setting up systematic withdrawals	Withdrawals must be at least $100	Call 800-366-6264 for instructions

23 Your Investment

Retirement Accounts and Plans

We offer investors a number of tax-advantaged accounts and plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of accounts or plans may be beneficial for you. Call 800-366-6264 for information on any Neuberger Berman retirement account or plan.

•	M A R K E T T I M I N G P O L I C Y

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

•	P O R T F O L I O H O L D I N G S P O L I C Y

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund are available at http://www.nb.com/nb/ fund_holdings 15-30 days after each month-end.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for the Funds will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

24 Your Investment

•	F U N D S T R U C T U R E

Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Institutional Class shares of the Funds.

25 Your Investment

Neuberger Berman Equity Funds
Institutional Class Shares

No load, sales charges or 12b-1 fees

If you would like further details on these Funds you can request a free copy of the following documents:

Shareholder Reports — The shareholder reports offer information about each Fund’s recent performance, including:

•	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
•	Fund performance data and financial statements
•	portfolio holdings.

Statement of Additional Information (SAI) — The SAI contains more comprehensive information on these Funds, including:

•	various types of securities and practices, and their risks
•	investment limitations and additional policies
•	information about each Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder repor t, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-9303. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management LLC

605 Third Avenue 2nd Floor
New York, NY 10158-0180

Shareholder Services
800.877.9700
Institutional Services
800.366.6264

www.nb.com

 G0014 12/08 SEC file number: 811-582

PROSPECTUS

DECEMBER 19, 2008
AS AMENDED MARCH 3, 2009

Neuberger Berman

Equity Funds

TRUST CLASS SHARES

Dividend Fund
Energy Fund
Research Opportunities Fund

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents

E Q U I T Y F U N D S

Dividend Fund	2
Energy Fund	12
Research Oppor tunities Fund	19

YO U R I N V E S T M E N T
Share Prices	27
Privileges and Ser vices	28
Distributions and Taxes	28
Maintaining Your Account	31
Market Timing Policy	37
Por tfolio Holdings Policy	38
Fund Structure	38

T H E S E   F U N D S :

•	are designed for investors with long-term goals in mind and, for the Dividend Fund, also for current income
•	offer you the opportunity to participate in financial markets through a professionally managed stock portfolio
•	also offer the opportunity to diversify your portfolio with Funds that invest using a value or a growth approach, or a combination of the two
•

carry certain risks, including the risk that you could lose money if Fund shares, when you sell them, are worth less than what you originally paid. This prospectus discusses principal risks of investing in Fund shares. These and other risks are discussed in more detail in the Statement of Additional Information (see back cover)

•	are mutual funds, not bank deposits, and are not guaranteed or insured by the FDIC or any other government agency
•	normally invest at least 80% of their respective net assets, plus the amount of any borrowings for investment purposes, in equity securities

Please note that shares of each Fund may not be available in all states. Shares of each Fund are only available in states in which they are authorized for purchase.

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman, LLC. “Neuberger Berman Management LLC” and the individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC© 2008 Neuberger Berman Management LLC. All rights reserved.

Neuberger Berman
Dividend Fund

G O A L   &   S T R AT E G Y

The Fund seeks total return emphasizing both current income and capital appreciation.

To pursue this goal, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies with a dividend yield greater than the average dividend yield of the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) that, at the time of purchase, the Neuberger Berman research analysts rate Buy (“B”). The Fund may invest in companies of any market capitalization.

The Portfolio Managers apply their own market expertise, a diversity of perspective, and risk analysis tools to select stocks for the Fund’s portfolio. Whenever an analyst reduces the rating on a stock under his or her coverage from “B” to Neutral (“N”) or Underperform (“U”), the Portfolio Managers will review the stock for possible removal from the Fund’s portfolio.

Neuberger Berman currently has 19 research analysts covering approximately 450 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to carve out a smaller universe of companies that qualify for a “B” rating. Currently, about one-fifth to one-third of the approximately 450 companies are rated “B”, with the others rated “N”, “U” or Monitor (“M”). On average, the research analysts have 13 years of investment research experience and in-depth knowledg e of their industries and companies. The research analysts are “buy-side” analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

The research analysts use the following guidelines in ranking companies currently under coverage. Within each rating, the research analysts are instructed to take into consideration the risks associated with the company when assigning ratings.

“B” (Buy) – The reserach analysts expect these stocks to outperform broader domestic market indicies (e.g., S&P 500 Index, Russell 3000, etc.) and produce a postitive total return over a 12- 18 month time horizon.

“N” (Neutral) - The research analysts expect these stocks to perform approximately in line with broader domestic market indices over a 12-18 month time horizon.

“U” (Underperform) - The research analysts believe these stocks have a significant risk of underperforming the broader domestic market indices and of producing a negative total return over a 12-18 month time horizon.

“M” (Monitor) – The research analysts are monitoring these stocks based on their understanding of the company’s business and industry. However, no opinion is being given regarding the future performance outlook of these stocks. The research analysts may perform more analysis on these stocks depending on interest from portfolio managers.

Up to 20% of the Fund’s net assets may be invested in:

2 Dividend Fund

•

Other securities, such as preferred stocks, real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”) that, in the aggregate, have a yield greater than the average dividend yield of the S&P 500; and

•

Stocks that do not meet the criteria for inclusion in 80% of the portfolio (stocks of companies with a dividend yield greater than the average dividend yield of the S&P 500 that, at the time of purchase, the Neuberger Berman research analysts rate “B”), but that the Portfolio Managers believe will increase their dividends based on a projected event or demonstrate total return characteristics that merit their inclusion.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

All Cap: Large, Mid and Small Cap Stocks

Large-cap companies are usually well established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility.

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed in the market than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Small-caps have often fallen more severely during market downturns.

Real Estate Investment Trusts

A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on income distributed to shareholders, provided they comply with the requirements of the Internal Revenue Code.

REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

3 Dividend Fund

Master Limited Partnerships

MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. The majority of MLPs operate in oil & gas related businesses including energy processing and distribution. MLPs are pass-through entities or businesses that are taxed at the security holder level and generally are not subject to federal or state income tax at the partnership level. Annual income, gains, losses, deductions or credits of the MLP pass through directly to its security holders. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

4 Dividend Fund

M A I N   R I S K S

Most of the Fund’s performance depends on what happens in the stock markets. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

The ratings of the Neuberger Berman research analysts represent the subjective determination of the analysts and may not accurately assess the investment prospects of a particular stock. Past performance of stocks rated “B” by the research analysts does not necessarily predict the future performance of the Fund.

Dividends the Fund receives on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. Qualified dividend income received by the Fund and distributed to its shareholders will generally be eligible for the reduced tax rate applicable to such income. Recently enacted tax legislation extended the reduced tax rate so that it will expire for taxable years beginning on or after January 1, 2011. A portion of the distributions that the Fund receives may be a return of capital.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

• •	fluctuate more widely in price than the market as a whole underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
•	be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

•	may have a shorter history of operations than larger companies
•	may not have as great an ability to raise additional capital
•	may have a less diversified product line, making them more susceptible to market pressure.

5 Dividend Fund

The Fund’s investing approach may dictate an emphasis on certain sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund’s performance may also suffer if a sector does not perform as expected.

Interest rate risk is the risk that investments such as preferred stocks, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in interest rates. When market interest rates rise, the market value of such securities generally will fall.

Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

To the extent the Fund invests in REITs, its performance will also be affected by the performance of the real estate markets. Property values may decrease due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments or because of overbuilding or lack of mortgage funds. The value of an individual property may also decline because of environmental liabilities or losses due to casualty or condemnation. Some of the REIT securities in which the Fund invests may be preferred stock which receives preference in the payment of dividends. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile. Most equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends.

REIT and other real estate company share prices overall will typically decline over periods when interest rates are rising. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend. Equity and Mortgage REITs are dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law.

The Fund’s performance may also suffer if certain stocks or certain economic sectors emphasized do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

6 Dividend Fund

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The Fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holding, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

7 Dividend Fund

P E R F O R M A N C E

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

1998	’99	’00	’01	’02	’03	’04	’05	’06	’07

10.24

Best quarter: Q2 ’07, 5.71%
Worst quarter: Q4 ’07, -1.00%
Year-to-date performance as of 9/30/2008: -14.87%

__________________________________________________

Average Annual Total % Returns as of 12/31/2007
		Since Inception
	1 Year	11/2/2006
Dividend Fund
Return Before Taxes	10.24	12.82
Return After Taxes on
Return After Taxes on
Distributions	9.51	12.09
Return After Taxes on
Distributions and
Sale of Fund Shares	7.62	10.88
S&P 500 Index	5.49	8.36

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Description:
The S&P 500 Index is an unmanaged index of U.S. stocks

  Performance Measures

The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

As a frame of reference, the table includes a broad-based market index. The Fund’s performance figures include all of its expenses; the index does not include costs of investment.

8 Dividend Fund

I N V E S T O R   E X P E N S E S

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None

Annual Operating Expenses (% of average net assets)* These are deducted from Fund assets, so you pay them indirectly

Management fees**	0.85
Distribution (12b-1) fees	0.10
Other expenses	1.64
Acquired fund fees and expenses***	0.02
Total annual operating expenses	2.61
Minus: Expense reimbursement	1.57
Net expenses****	1.04

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$106	$331	$932	$2,563

*	The figures in the table are based on last year’s expenses.

**	“Management fees” includes investment management and administration fees.

***

“Acquired fund fees and expenses” are fees and expenses incurred indirectly by the Fund as a result of the investment of its uninvested cash in a fund managed by Neuberger Berman Management LLC (“NBM”) or an affiliate.

****

NBM has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/ 2012, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Trust Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

I N V E S T M E N T   M A N A G E R

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $196.97 billion in total assets (as of 9/30/2008) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2008, the management/administration fees paid to the Manager were 0.84% of averag e net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report dated February 2008.

9 Dividend Fund

P O R T F O L I O   M A N A G E R S

Richard Levine is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund’s inception.

Michelle Stein is a Vice President of Neuberger Berman Management LLC and a Managing Director of Neuberger Berman, LLC. She has been a Portfolio Manager at Neuberger Berman, LLC since 1983. Michelle joined Neuberger Berman in 1979.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and ownership of Fund shares by the Portfolio Managers.

10  Dividend Fund

F I N A N C I A L H I G H L I G H T S

Year Ended August 31,	2007(1)	2008

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.00	10.93
Plus:	Income from investment operations
	Net investment income	0.21	0.24
	Net gains/losses - realized and unrealized	0.88	(0.62)
	Subtotal: income from investment operations	1.09	(0.38)
Minus:	Distributions to shareholders
	Income dividends	0.16	0.24
	Capital gains distributions	0.00	0.27
	Subtotal: distributions to shareholders	0.16	0.51
Equals:	Share price (NAV) at end of year	10.93	10.04

Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual	1.00(2)	1.01
Gross expenses(3)	2.54(2)	2.58
Expenses(4)	1.00(2)	1.01
Net investment income - actual	2.37(2)	2.24

Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(5)	10.87(6)	(3.68)
Net assets at end of year (in millions of dollars)	7.1	4.8
Portfolio turnover rate (%)	42(6)	53

The figures above have been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Period from 11/2/2006 (beginning of operations) to 8/31/2007.

(2)	Annualized.

(3)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(4)	Shows what this ratio would have been if there had been no expense offset arrangements.

(5)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(6)	Not annualized.

11  Dividend Fund

Neuberger Berman
Energy Fund

G O A L  &   S T R AT E G Y

The Fund seeks long-term growth of capital by investing in securities issued by companies in energy-related activities. Current income is a secondary goal.

To pursue these goals, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities issued by companies in energy-related activities, primarily common stocks. The Fund may invest in companies of any market capitalization and in domestic and foreign companies. The companies in energy-related activities in which the Fund invests include, among others, integrated oil and gas companies, refining companies, independent oil and gas companies, oil service companies, coal companies, energy infrastructure companies, energy transportation companies, energy master limited partnerships, natural gas and electric utilities, and alternative energy providers from solar, wind and hydrogen sources. The Fund intends to normally invest in higher yielding securities in order to maintain a current yield that is close to that of the Standard & Poor’s 500 Composite Stock Index.

The Fund’s investment decisions are based on the recommendations of Neuberger Berman’s team of energy analysts. The Fund invests with a long-term bias for its holdings, seeking companies that the analysts believe will grow. The Fund seeks to invest in companies in energy-related activities with above average earnings, cash flow and dividend growth potential and in areas that the analysts believe are likely to benefit from the tight supply and demand conditions of the energy sector. The Fund intends to have broad representation across all sub-sectors of the energy complex with sub-sector weightings determined by market conditions. Adjustments will be made to industry weightings as market conditions dictate, as analyzed by the team of energy analysts.

The Portfolio Managers may sell a stock when the team of energy analysts determines that the stock’s valuation has become excessive, when the team of energy analysts believes the underlying investment thesis for the stock has changed, when the team of energy analysts believes sub-sector weightings should be adjusted, or when a position becomes too large.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities issued by companies in energy-related activities, without providing shareholders at least 60 days’ advance notice.

12   Energy Fund

M A I N   R I S K S

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

Because the Fund concentrates its assets in the energy sector, your investment in the Fund will be closely linked to the performance of the energy sector. The value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries and sectors.

Companies in the energy sector are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that the Fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Companies in the energy sector also can be significantly affected by fluctuations in energy prices, the supply and demand for energy fuels, international political events, energy conservation, the success of exploration projects and tax and other governmental regulations.

Higher commodity goods prices and a slowing economy may adversely impact consumption of refined products, which in turn, could impact certain of the companies in which the Fund invests. The long-term impact of recent hurricanes in the Texas Gulf Coast area on the energy infrastructure industry is still being determined.

The Fund may at times be more concentrated in particular sub-sectors of the energy sector e.g., oil service, refining and marketing, exploration and production, and coal. As such, its performance would be especially sensitive to developments that significantly affected those businesses.

Foreign stocks are subject to more risks than comparable U.S. stocks. This is in part because some foreign markets are less developed and foreign governments, economies, laws (including tax laws), and securities firms may be less stable. There is also a higher chance that key information will be unavailable, incomplete, or inaccurate. Additional risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, social, political or economic instability, nationalization or expropriation of assets, and differing auditing and legal standards. As a result, foreign stocks can fluctuate more widely in price than comparable U.S. stocks, and they may also be less liquid. These risks are generally greater in emerging markets. Over a given period of time, foreign stocks may underperform U.S. stocks sometimes for years. The Fund could also underperform if the Portfolio Managers invest in cou ntries or regions whose economic performance falls short.

Changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could erase investment gains or add to investment losses.

13 Energy Fund

To the extent that the Fund emphasizes small-, mid, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

• •	fluctuate more widely in price than the market as a whole underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
•	be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

•	may have a shorter history of operations than larger companies
•	may not have as great an ability to raise additional capital
•	may have a less diversified product line, making them more susceptible to market pressure.

The Fund is permitted to be non-diversified. This means that the percentage of the Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer would increase the Fund’s risk of loss, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Other Risks

The Fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holding, the Fund increases its risk of loss.

When the Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

14  Energy Fund

P E R F O R M A N C E

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

1998	’99	’00	’01	’02	’03	’04	’05	’06	’07

45.70

Best quarter: Q2 ’07, 12.26%
Worst quarter: Q1 ’07, 6.48%
Year-to-date performance as of 9/30/2008: -17.13%

Average Annual Total % Returns as of 12/31/2007

		Since Inception
	1 Year	10/17/2006
Energy Fund
Return Before Taxes	45.70	40.69
Return After Taxes on
Distributions	43.42	38.80
Return After Taxes on
Distributions and
Sale of Fund Shares	30.82	33.99
S&P 500 Index	5.49	8.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Description:
The S&P 500 Index is an unmanaged index of U.S. stocks

Performance Measures

The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

As a frame of reference, the table includes a broad-based market index. The Fund’s performance figures include all of its expenses; the index does not include costs of investment.

15 Energy Fund

I N V E S T O R   E X P E N S E S

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None

Annual Operating Expenses (% of average net assets)* These are deducted from Fund assets, so you pay them indirectly

Management fees**	0.85
Distribution (12b-1) fees	0.10
Other expenses	1.33
Total annual operating expenses	2.28
Minus: Expense reimbursement	1.27
Net expenses***	1.01

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$103	$322	$848	$2,296

*	The figures in the table are based on last year’s expenses.

**	“Management Fees” includes investment management and administration fees.

***

Neuberger Berman Management LLC (“NBM”) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2012, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Trust Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

I N V E S T M E N T   M A N A G E R

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $196.97 billion in total assets (as of 9/30/2008) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2008, the management/administration fees paid to the Manager were 0.85% of averag e net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report dated February 2008.

16 Energy Fund

P O R T F O L I O   M A N A G E R S

Ronald B. Silvestri is a Vice President of Neuberger Berman Management LLC and is the utilities and alternative energy analyst for Neuberger Berman, LLC. He has managed the Fund since inception. Mr. Silvestri has over 10 years of experience covering the utility sector. Mr. Silvestri joined Neuberger Berman in late 2005, having spent the previous 10 years at another firm as an analyst and portfolio manager covering the utility sector.

Todd Heltman is a Vice President of Neuberger Berman Management LLC and Neuberger Berman, LLC. He has been a Portfolio Manager of the Fund since July 2008. He is a research analyst for the firm’s energy group. He joined Neuberger Berman in 2003.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and ownership of Fund shares by the Portfolio Managers.

17 Energy Fund

F I N A N C I A L H I G H L I G H T S

Year Ended August 31,	2007(1)	2008

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.00	12.28
Plus:	Income from investment operations
	Net investment income	0.02	(0.01)
	Net gains/losses - realized and unrealized	2.29	2.82
	Subtotal: income from investment operations	2.31	2.81
Minus:	Distributions to shareholders
	Income dividends	0.03	0.16
	Capital gain distributions	-	0.83
	Subtotal: distributions to shareholders	0.03	0.99
Equals:	Share price (NAV) at end of year	12.28	14.10

Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual	1.00(5)	1.01
Gross expenses(2)	2.15(5)	2.28
Expenses(3)	1.00(5)	1.01
Net investment income - actual	0.20(5)	(0.08)

Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)	23.13(6)	23.47
Net assets at end of year (in millions of dollars)	8.5	4.9
Portfolio turnover rate (%)	45(6)	39

The figures above have been audited by Tait, Weller, & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Period from 10/17/2006 (beginning of operations) to 8/31/2007.

(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(3)	Shows what this ratio would have been if there had been no expense offset arrangements.

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(5)	Annualized.

(6)	Not annualized.

18 Energy Fund

Neuberger Berman
Research Opportunities Fund

G O A L  &  S T R AT E G Y

The Fund seeks long-term total return.

To pursue this goal, the Fund invests in stocks of companies rated Buy (“B”) by Neuberger Berman research analysts. The Fund may invest in companies of any market capitalization. The Fund is designed to take advantage of the research analysts’ experience and knowledge by investing in their top investment choices (i.e., their stocks rated “B”). The Fund seeks to remain “sector neutral,” meaning that the Portfolio Manager will actively manage the weights of the stocks rated “B” so that the Fund’s sector exposures will normally remain within plus or minus 2% of the sector weightings of the Fund’s benchmark, the S&P 500 Index. The Fund normally will hold all and only common stocks rated “B”.

Neuberger Berman currently has 19 research analysts covering approximately 450 stocks from a universe of all publicly traded companies. The analysts are involved primarily in equity research, which includes, among other techniques, company visits, management interviews, industry conferences, proprietary modeling of earnings, cash flow and balance sheets, projecting growth and valuation changes, and setting price targets for companies under coverage. The research analysts develop operating models of the companies under coverage, applying rigorous valuation techniques to carve out a smaller universe of companies that qualify for a “B” rating. Currently, about one-fifth to one-third of the approximately 450 companies are rated “B”, with the others rated Neutral (“N”), Underperform (“U”) or Monitor (“M”). On average, the research analysts have 13 years of investment research experie nce and in-depth knowledge of their industries and companies. The research analysts are “buy-side” analysts with a primary mission to find what they believe are attractive investment opportunities at the right time and price.

The research analysts use the following guidelines in ranking companies currently under coverage. Within each rating, the research analysts are instructed to take into consideration the risks associated with the company when assigning ratings.

“B” (Buy) – The research analysts expect these stocks to outperform broader domestic market indices (e.g., S&P 500 Index, Russell 3000, etc.) and produce a positive total return over a 12-18 month time horizon.

“N” (Neutral) - The research analysts expect these stocks to perform approximately in line with broader domestic market indices over a 12-18 month time horizon.

“U” (Underperform) - The research analysts believe these stocks have a significiant risk of underperforming the broader domestic market indices and of producing a negative total return over a 12-18 month time horizon.

“M” (Monitor) – The research analysts are monitoring these stocks based on their understanding of the company’s business and industry. However, no opinion is being given regarding the future performance outlook of these stocks. The research analysts may perform more analysis on these stocks depending on interest from portfolio managers.

The Fund has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

19 Research Opportunities Fund

All Cap: Large, Mid and Small Cap Stocks

Large-cap companies are usually well established. They may have a variety of products and business lines and a sound financial base that can help them weather bad times. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility.

Mid-cap stocks have historically shown risk/return characteristics that are in between those of small- and large-cap stocks. Their prices can rise and fall substantially, although many have the potential to offer comparatively attractive long-term returns.

Mid-caps are less widely followed in the market than large-caps, which can make it comparatively easier to find attractive stocks that are not overpriced.

Historically, stocks of smaller companies have not always moved in tandem with those of larger companies. Small-caps have often fallen more severely during market downturns.

20  Research Opportunities Fund

M A I N   R I S K S

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. The value of your investment may fall, sometimes sharply, and you could lose money.

Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so. Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market events.

The ratings of the Neuberger Berman research analysts represent the subjective determination of the analysts and may not accurately assess the investment prospects of a particular stock. Past performance of stocks rated “B” by the research analysts does not necessarily predict the future performance of the Fund.

To the extent that the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. If the Fund emphasizes a certain market capitalization, it could perform worse than certain other funds over a given time period. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Also, by investing in small- or mid-cap stocks, the Fund is subject to their risks, including the risk its holdings may:

• •	fluctuate more widely in price than the market as a whole underperform other types of stocks or be difficult to sell when the economy is not robust or during market downturns
•	be more affected than other types of stocks by the underperformance of a sector emphasized by the Fund.

In addition, smaller companies in which the Fund may invest are often more volatile and less liquid than the stocks of larger companies, and these companies:

•	may have a shorter history of operations than larger companies
•	may not have as great an ability to raise additional capital
•	may have a less diversified product line, making them more susceptible to market pressure.

The Fund’s sector neutral approach to investing may require investment in a sector at a time in the economic cycle when the economic prospects of that sector, taken as a whole, are declining. Performance in those situations will depend on the analysts’ ability to find stocks that are minimally affected by the general trend or even run counter to it.

To the extent the Fund invests more heavily in one sector relative to its benchmark, it thereby presents a more concentrated risk. A sector may have above average performance during particular periods, but individual sectors also tend to move up and down more than the broader market. The several industries that comprise a sector may all react in the same way to economic, political and regulatory events. The Fund’s performance may also suffer if a sector does not perform as expected.

21  Research Opportunities Fund

The Fund’s performance may also suffer if certain stocks do not perform as expected. To the extent that the Fund sells stocks before they reach their market peak, it may miss out on opportunities for higher performance.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Other Risks

The Fund may use certain practices and securities involving additional risks. Borrowing, securities lending, and using derivatives could create leverage, meaning that certain gains or losses could be amplified, increasing share price movements. In using certain derivatives to gain stock market exposure for excess cash holding, the Fund increases its risk of loss.

Although they may add diversification, foreign securities can be riskier, because foreign markets tend to be more volatile and currency exchange rates fluctuate. There may be less information available about foreign issuers than about domestic issuers.

When the Fund anticipates adverse market, economic, political or other conditions, it may temporarily depart from its goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses, but may mean lost opportunities.

22  Research Opportunities Fund

P E R F O R M A N C E

The table and chart below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the chart shows what the return would equal if you averaged out actual performance over various lengths of time and compares the return with one or more measures of market performance. This information is based on past performance (before and after taxes); it is not a prediction of future results.

Year-by-Year % Returns as of 12/31 each year

1998	’99	’00	’01	’02	’03	’04	’05	’06	’07

7.28

Best quarter: Q2 ’07, 7.24%
Worst quarter: Q4 ’07, -2.64%
Year-to-date performance as of 9/30/2008: -16.82%

Average Annual Total % Returns as of 12/31/2007

		Since Inception
	1 Year	11/2/2006
Research Opportunities Composite
Return Before Taxes	7.28	10.92
Return After Taxes on
Distributions	6.19	9.93
Return After Taxes on
Distributions and
Sale of Fund Shares	5.29	8.94
S&P 500 Index	5.49	8.36

After-tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) or individual retirement accounts.

Index Description:
The S&P 500 Index is an unmanaged index of U.S. stocks

Performance Measures

The information on this page provides different measures of the Fund’s total return. Total return includes the effect of distributions as well as changes in share price. The figures assume that all distributions were reinvested in Fund shares and include all Fund expenses.

As a frame of reference, the table includes a broad-based market index. The Fund’s performance figures include all of its expenses; the index does not include costs of investment.

Because the Fund did not have a sector neutral policy prior to April 4, 2008, its performance during that time might have been different if current policies had been in effect.

23  Research Opportunities Fund

I N V E S T O R   E X P E N S E S

The Fund does not charge you any fees for buying, selling, or exchanging shares, or for maintaining your account. You pay your share of annual operating expenses, which are deducted from Fund assets. The expense example can help you compare costs among funds.

Fee Table

Shareholder Fees	None

Annual Operating Expenses (% of average net assets)* These are deducted from Fund assets, so you pay them indirectly

Management fees**	0.85
Distribution (12b-1) fees	0.10
Other expenses	1.38
Total annual operating expenses	2.33
Minus: Expense reimbursement	1.32
Net expenses***	1.01

Expense Example

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Expenses	$103	$322	$860	$2,336

*	The figures in the table are based on last year’s expenses.

**	“Management Fees” includes investment management and administration fees.

***

Neuberger Berman Management LLC (“NBM”) has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2012, so that the total annual operating expenses of the Trust Class of the Fund are limited to 1.00% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, and extraordinary expenses; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Trust Class will repay NBM for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

I N V E S T M E N T   M A N A G E R

Neuberger Berman Management LLC (the “Manager”) is the Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing the Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees the Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. The Manager engages Neuberger Berman, LLC as sub-adviser to provide investment research and related services. Together, the Neuberger Berman affiliates manage $196.97 billion in total assets (as of 9/30/2008) and continue an asset management history that began in 1939. For the 12 months ended 8/31/2008, the management/administration fees paid to the Manager were 0.85% of averag e net assets before reimbursements.

A discussion regarding the basis for the approval of the investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund’s semi-annual report dated February 2008.

24 Research Opportunities Fund

P O R T F O L I O   M A N A G E R

David M. Levine, CFA is Vice President of Neuberger Berman Management LLC and a Senior Vice President of Neuberger Berman, LLC. He has been a Portfolio Manager of the Fund since April 2008. He is a Portfolio Manager on the Large Cap Value team of Neuberger Berman, LLC. He joined Neuberger Berman in 1995.

Please see the Statement of Additional Information for additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and ownership of Fund shares by the Portfolio Manager.

25  Research Opportunities Fund

F I N A N C I A L H I G H L I G H T S

Year Ended August 31,	2007(1)	2008

Per-share data ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.

	Share price (NAV) at beginning of year	10.00	11.14
Plus:	Income from investment operations
	Net investment income	0.04	0.05
	Net gains/losses - realized and unrealized	1.12	(0.86)
	Subtotal: income from investment operations	1.16	(0.81)
Minus:	Distributions to shareholders
	Income dividends	0.02	0.07
	Capital gains distributions	-	0.42
	Subtotal: distributions to shareholders	0.02	0.49
Equals:	Share price (NAV) at end of year	11.14	9.84

Ratios (% of average net assets)
The ratios show the Fund’s expenses and net investment income - as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual	1.00(5)	1.01
Gross expenses(2)	2.31(5)	2.33
Expenses(3)	1.00(5)	1.01
Net investment income - actual	0.44(5)	0.46

Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)	11.58(6)	(7.53)
Net assets at end of year (in millions of dollars)	8.6	5.0
Portfolio turnover rate (%)	88(6)	129

The figures above have been audited by Tait, Weller, & Baker LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent shareholder report (see back cover).

(1)	Period from 11/2/2006 (beginning of operations) to 8/31/2007.

(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.

(3)	Shows what this ratio would have been if there had been no expense offset arrangement.

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.

(5)	Annualized.

(6)	Not annualized.

26  Research Opportunities Fund

Neuberger Berman
Your Investment

Trust Class shares of each Fund are available through an investment provider or from Neuberger Berman Management LLC (see “Maintaining Your Account”).

•	S H A R E P R I C E S

Because Trust Class shares of these Funds do not have a sales charge, the price you pay for each share of the Fund is the Fund’s net asset value per share. Similarly, because the Funds do not charge fees for selling shares, your Fund pays you the full share price when you sell shares.

If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the New York Stock Exchange (“Exchange”) is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with it to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The price of a Trust Class share of a Fund is the total value of that Fund’s assets attributable to its Trust Class shares minus its liabilities attributable to that class, divided by the total number of that Fund’s Trust Class shares outstanding. Because the value of a Fund’s securities changes every business day, the share price usually changes as well.

When valuing portfolio securities, the Funds use market prices. However, in certain cases, events that occur after certain markets have closed may render these prices unreliable.

When a market price is not available or the Fund believes a reported market price for a security does not reflect the amount it would receive on a current sale of that security, the Fund may substitute for the market price a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities.

Fair value pricing generally will be used if the exchange on which a portfolio security is traded closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation. A Fund may also use these methods to value securities that trade in a foreign market, if significant events that appear likely to affect the value of those securities occur between the time that the foreign market closes and the time the Exchange closes. Significant events may include (1) those impacting a single issuer, (2) governmental actions that affect securities in one

27  Your Investment

sector or country, (3) natural disasters or armed conflicts affecting a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a Fund’s net asset value will be subject to the judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being determined by market prices.

•	P R I V I L E G E S A N D S E R V I C E S

If you purchase Trust Class shares directly from Neuberger Berman Management LLC, you have access to the services listed below. If you purchase shares through an investment provider, consult that provider for information about investment services.

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 a month or more. You choose the schedule and amount. Your investment money may come from a money market fund in the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

Internet Access — At www.nb.com, you can make transactions, check your account, and access a wealth of information.

FUNDfone® — Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366. If you already have an account with us, you can place orders to buy, sell, or exchange fund shares.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

•	D I S T R I B U T I O N S A N D TA X E S

Distributions — Each Fund pays out to shareholders any net investment income and net realized capital gains. Ordinarily, the Funds make any distributions once a year (in December), except that Dividend Fund typically distributes any net investment income quarterly.

28 Your Investment

Unless you designate otherwise, your income and capital gain distributions from a Fund will be reinvested in additional Trust Class shares of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income distributions in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in Trust Class shares of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application or contact a Fund in writing or by phone if you bought shares directly. If you use an investment provider, you must consult it about whether your income and capital gain distributions will be reinvested in additional Trust Class shares of a Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to individual retirement accounts (“IRAs”), Roth IRAs and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax- free, while withdrawals from other retirement accounts and plans generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are generally taxed as ordinary income. However, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares on which the dividends are paid.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and are subject to that 15% maximum tax rate for individual shareholders. The tax treatment of capital gain distributions from a Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your shares of the Fund, or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain an individual shareholder recognizes on a redemption or exchange of his or her Fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate mentioned above.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe alternative minimum tax.

29 Your Investment

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you every January. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from each Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

In the case of a custodial account for a newborn, if a social security number has been applied for but is not available when you complete the account application, you may open the account without that number, if we receive (from you or from your investment provider) the custodian’s date of birth and social security number together with a copy of the request made to the Social Security Administration for the newborn’s social security number. However, we must receive the new number within 60 days or the account will be closed. For information on custodial accounts, call 800-877-9700.

If you use an investment provider, you must supply your signed taxpayer identification number form to your investment provider and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as income or as capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. The amount of the distribution is either reinvested in additional shares of the distributing class of the Fund or paid to shareholders in cash.

Because of this, if you buy shares just before a Fund makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account, there are no tax consequences to you from a distribution.

30 Your Investment

•	M A I N T A I N I N G YO U R A C C O U N T

When you buy shares — Instructions for buying shares from Neuberger Berman Management LLC are under “Buying Shares.” See “Investment Providers” if you are buying shares through an investment provider. Whenever you make an initial investment in one of the Funds or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements. All investments must be made in U.S. dollars, and investment checks must be drawn on a U.S. bank.

When you purchase shares, you will receive the next share price to be calculated after your order has been accepted.

Purchase orders are deemed “accepted” when the Funds’ transfer agent has received your check or other payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will accept purchase orders when received directly or through one of its administrative agents, on the basis of a pre-existing arrangement to make payment to Neuberger Berman Management LLC or its administrative agent by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed “accepted” on the date you preselected on your SIP application for the systematic investments to occur.

When you sell shares — If you bought your shares from Neuberger Berman Management LLC, instructions for selling shares are under “Selling Shares.” See “Investment Providers” if you want to sell shares you purchased through an investment provider. You can place an order to sell some or all of your shares at any time. When you sell shares, you will receive the next share price to be calculated after your order has been accepted. Redemption orders are deemed “accepted” when the Funds’ transfer agent has received your order to sell.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. Otherwise, the Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of that Fund’s shareholders as a whole.

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

Statements and confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any

31 Your Investment

questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

When you exchange shares — You can move an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares, or by electing to use your cash distributions from one fund to purchase shares of the other fund. There are three things to remember when making an exchange:

• •	both accounts must have the same registration you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved
•	because an exchange is treated as a sale for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with fund management and affect costs and performance for other shareholders.

Placing orders by telephone — Fund investors have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery. You may also use FUNDfone or visit our website at www.nb.com.

Proceeds from the sale of shares — The proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven business days. There are two cases in which proceeds may be delayed beyond this time:

•	in unusual circumstances where the law allows additional time if needed
•	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

Other policies — Under certain circumstances, the Funds reserve the right to:

•	suspend the offering of shares
•	reject any exchange or purchase order
•	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order
•	change, suspend, or revoke the exchange privilege
•	suspend the telephone order privilege

32 Your Investment

•	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
•	suspend or postpone your right to sell Fund shares on days when trading on the Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)
•	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
•	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

 Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The Trust Class shares available in this prospectus may also be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, you must contact that provider to buy or sell shares of any of the Funds described in this prospectus.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares (see “When You Exchange Shares”). In exchange for the services it offers, your investment provider may charge fees, which are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates will pay additional compensation, out of their own resources and not as an expense of the Funds, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You

33 Your Investment

should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of each Fund’s shares. For more information, please see the Funds’ Statement of Additional Information.

Distribution and Shareholder Servicing Fees

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, each Fund’s Trust Class pays the Fund’s distributor, Neuberger Berman Management LLC, 0.10% of its average net assets every year to compensate financial intermediaries for providing distribution related services to the Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Over the long term, they could result in higher overall costs than other types of sales charges.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

34  Your Investment

If you are buying or selling shares directly, instructions are provided in the following charts. Investors buying or selling shares through an investment provider should contact it for instructions.

B U Y I N G S H A R E S

Method	Things to know	Instructions

Sending us a check	Your first investment must be at least $1,000	Fill out the application and enclose your check
	Additional investments can be as little as $100	If regular first-class mail, send to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403
We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents
	You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses	If express delivery, registered mail, or certified mail, send to: Neuberger Berman Funds c/o State Street Bank and Trust Company 30 Dan RoadCanton, MA 02021
All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Wiring money	All wires must be for at least $1,000	Before wiring any money, call for an order confirmation: Retail Services: 800-877-9700 Institutional Support Services: 800-366-6264
Have your financial institution send your wire to State Street Bank and Trust Company
Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund	All exchanges must be for at least $1,000	To place your order call: Retail Services: 800-877-9700 Institutional Support Services: 800-366-6264
	Both accounts involved must be registered in the same name, address and taxpayer ID number	To place an order using FUNDfone®, call 800- 335-9366
An exchange order cannot be cancelled or changed once it has been placed

By telephone	We do not accept phone orders for a first investment	To notify us of your purchase call: Retail Services: 800-877-9700 Institutional Support Services: 800-366-6264
	Additional shares will be purchased when your order is accepted	Immediately follow up with a wire or electronic transfer
Not available on retirement accounts

Setting up systematic investments	All investments must be at least $100	Call 800-877-9700 for instructions

35 Your Investment

S E L L I N G S H A R E S

Method	Things to know	Instructions

Sending us a letter

Unless you instruct us otherwise, we will mail
your proceeds by check to the address of record,
payable to the registered owner(s); checks will
not be forwarded

If you have designated a bank account on your
application, you can request that we wire the
proceeds to this account; if the total balance of
all of your Neuberger Berman fund accounts is
less than $200,000, you will be charged an $8.00
wire fee

You can also request that we send the proceeds
to your designated bank account by electronic
 transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address
and daytime telephone number when you write
to us in the event we need to reach you

Send us a letter requesting us to sell shares
signed by all registered owners; include your
name, account number, the Fund name, the
dollar amount or number of shares you want
to sell, and any other instructions

 If regular first-class mail, send to:
   Neuberger Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403

If express delivery, registered mail, or
certified mail, send to:
   Neuberger Berman Funds
   c/o State Street Bank and Trust Company
   30 Dan Road
   Canton, MA 02021

Sending us a fax	For amounts of up to $50,000 Not available if you have changed the address on the account in the past 15 days	Write a request to sell shares as described above Call 800-877-9700 to obtain the appropriate fax number

Calling in your order

All phone orders to sell shares must be for at
least $1,000 unless you are closing out an
account

Not available if you have declined the phone
option or are selling shares in certain retirement
accounts (The only exception is for those
retirement shareholders who are at least 59 ½
or older and have their birthdates on file)

Not available if you have changed the address
on the account in the past 15 days

To place your order call:

Retail Services: 800-877-9700
Institutional Support Services: 800-366-6264

Give your name, account number, the Fund
name, the dollar amount or number of shares
you want to sell, and any other instructions

To place an order using FUNDfone® , call
800-335-9366

Exchanging into another fund	All exchanges must be for at least $1,000 Both accounts must be registered in the same name, address and taxpayer ID number An exchange order cannot be cancelled or changed once it has been placed	To place your order call: Retail Services: 800-877-9700 Institutional Support Services: 800-366-6264 To place an order using FUNDfone®, call 800- 335-9366

Setting up systematic withdrawals	For accounts with at least $5,000 worth of shares in them Withdrawals must be at least $100	Call 800-877-9700 for instructions

36  Your Investment

 Retirement Accounts and Plans

We offer investors a number of tax-advantaged accounts and plans for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of accounts or plans may be beneficial for you. Call 800-366-6264 for information on any Neuberger Berman retirement account or plan.

Internet Connection

Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a fund shareholder who bought shares directly from Neuberger Berman Management LLC, you can use the web site to access account information and even make secure transactions — 24 hours a day. You can also receive Fund documents such as prospectuses and financial reports as well as your statements electronically via NB DeliverE®. If you want further information, please call 800-877-9700.

•	M A R K E T T I M I N G P O L I C Y

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with Fund management and affect costs and performance for other shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Funds’ policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

37  Your Investment

•	P O R T F O L I O H O L D I N G S P O L I C Y

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information.

The complete portfolio holdings for each Fund is available at http://www.nb.com/nb/ fund_holdings 15-30 days after each month-end.

Each Fund’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete holdings for each Fund will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

•	F U N D S T R U C T U R E

Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Trust Class shares of the Funds.

38  Your Investment

Neuberger Berman Equity Funds
Trust Class Shares

No front-end sales charges

If you would like further details on these Funds you can request a free copy of the following documents:

Shareholder Reports — The shareholder reports offer information about each Fund’s recent performance, including:

•	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
• •	Fund performance data and financial statements portfolio holdings.

Statement of Additional Information (SAI) — The SAI contains more comprehensive information on these Funds, including:

•	various types of securities and practices, and their risks
•	investment limitations and additional policies
•	information about each Fund’s management and business
structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman, LLC

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700 212-476-8800
Broker/Dealer and Institutional Services: 800-366-6264
Web site: www.nb.com
Email: fundinquiries@nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-9303. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180

Shareholder Services
800.877.9700

Institutional Services
800.366.6264

  12/08 SEC file number: 811-582 www.nb.com